     As filed with the Securities and Exchange Commission on December 27, 2002

                                         Securities Act Registration No. 33-9269
                                Investment Company Act Registration No. 811-4864
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]
                         Pre-Effective Amendment No.               [_]

                       Post-Effective Amendment No. 27             [X]

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              [_]

                              Amendment No. 27                     [X]

                        (Check appropriate box or boxes)

                                   ----------

                              PRUDENTIAL VALUE FUND
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (973) 367-7525

                            Marguerite E.H. Morrison
                              Gateway Center Three
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077
                     (Name and Address of Agent for Service)

                  Approximate date of proposed public offering:
                   As soon as practicable after the effective
                       date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):

                    [_] immediately upon filing pursuant to paragraph (b)

                    [X] on December 30, 2002 pursuant to paragraph (b)

                    [_] 60 days after filing pursuant to paragraph (a)(1)
                    [_] on (date) pursuant to paragraph (a)(1)
                    [_] 75 days after filing pursuant to paragraph (a)(2)
                    [_] on (date) pursuant to paragraph (a)(2) of Rule 485

                    If appropriate, check the following box:

                    [_] this post-effective amendment designates a new
                            effective date for a previously filed
                                  post-effective amendment

  Title of Securities Being Registered .... Shares of beneficial interest, par value $.01 per share.

================================================================================

 PROSPECTUS

 DECEMBER 30, 2002




    PRUDENTIAL
    VALUE FUND

 FUND TYPE
 Large capitalization stock

 OBJECTIVE
 Capital appreciation

 Important Change
 See "How to Exchange Your Shares"
 section for details.

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

               Prudential Financial is a service mark of The Prudential Insurance Company of
               America, Newark, NJ, and its affiliates.  [LOGO]

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
2   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
8   Other Investments and Strategies
12  Investment Risks

16  How the Fund is Managed
16  Board of Trustees
16  Manager
17  Investment Adviser
17  Portfolio Manager
17  Distributor

18  Fund Distributions and Tax Issues
18  Distributions
19  Tax Issues
20  If You Sell or Exchange Your Shares

22  How to Buy, Sell and Exchange Shares of the Fund
22  How to Buy Shares
32  How to Sell Your Shares
36  How to Exchange Your Shares
38  Telephone Redemptions or Exchanges
39  Expedited Redemption Privilege

40  Financial Highlights
40  Class A Shares
41  Class B Shares
42  Class C Shares
43  Class Z Shares

44  The Prudential Mutual Fund Family

    For More Information (Back Cover)



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This section highlights key information about PRUDENTIAL VALUE FUND, which we refer to as "the Fund." The Fund's Board of Trustees (the Board) has approved changing the Fund's name to Jennison Value Fund effective June 30, 2003. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is CAPITAL APPRECIATION. This means we seek investments whose price will increase. We normally invest at least 65% of the Fund's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments are in securities of large capitalization companies. We may invest up to 25% of the Fund's total assets in securities of real estate investment trusts (REITs).


-------------------------
WE'RE VALUE INVESTORS                 During market declines, an
IN DECIDING WHICH STOCKS TO BUY,   investment adviser may add to positions
WE USE WHAT IS KNOWN AS A VALUE    in favored stocks, which can result in a
INVESTMENT STYLE. THAT IS, WE      somewhat more aggressive strategy, with
INVEST IN STOCKS THAT WE BELIEVE   a gradual reduction of the number of
ARE UNDERVALUED, GIVEN THE         companies in which the adviser invests.
COMPANY'S EARNINGS, CASH FLOW      Conversely, in rising markets, an
OR ASSET VALUES. WE LOOK FOR       investment adviser may reduce or
CATALYSTS THAT WILL HELP UNLOCK    eliminate fully valued positions, which
INHERENT VALUE. A NUMBER OF        can result in a more conservative
CONDITIONS CAN WARRANT THE SALE    investment strategy, with a gradual
OF AN EXISTING POSITION, INCLUDING increase in the number of companies
(1) THE STOCK HAS REACHED ITS      represented in the adviser's portfolio
PRICE TARGET; (2) THE COMPANY      segment.
EXPERIENCES A DETERIORATION OF        While we make every effort to
FUNDAMENTALS IN WHICH THE          achieve our objective, we can't
EARNINGS DO NOT EMERGE AS          guarantee success.
EXPECTED; (3) THE CATALYST
CONDITION FOR BUYING THE STOCK
NO LONGER EXISTS; OR (4) THE PRICE
OF THE STOCK DETERIORATES FROM
THE PURCHASE PRICE WITHOUT A
REASONABLE EXPLANATION.
-------------------------



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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since we invest primarily in common stock and convertible securities, there is the risk that the price of a particular stock we own could go down. Stock markets are volatile.

   In addition to an individual stock losing value, the value of the equity markets or a sector of them could go down. The Fund's holdings can vary from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.

   The performance of the Fund's REIT holdings depends on the strength of the real estate market, REIT management and property management, which can be affected by many factors.


   While it is not one of the Fund's principal strategies, the Fund may actively and frequently trade its portfolio securities. This may occur due to active portfolio management by the Fund's investment adviser. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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2   PRUDENTIAL VALUE FUND                    [PHONE]  (800) 225-1852

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EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future. Until September 2000, the Fund's investment objective was both capital appreciation and current income.

Annual Returns* (Class B shares)

                                    [CHART]

1992       8.42%
1993      20.43%
1994      -0.80%
1995      20.72%
1996      20.98%
1997      35.35%
1998      -3.57%
1999      10.74%
2000      14.22%
2001      -3.60%

BEST QUARTER:   16.25% (2nd quarter of 1997)
WORST QUARTER: -18.52% (3rd quarter of 1998)


* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return of the Class B shares from 1-1-02 to 9-30-02 was -29.26%.



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 AVERAGE ANNUAL TOTAL RETURNS1 (AS OF 12-31-01)



RETURN BEFORE TAXES                1 YR   5 YRS  10 YRS     SINCE INCEPTION
Class A shares                  - 7.75%   9.44%  11.93% 12.09% (since 1-22-90)
Class C shares                  - 5.43%   9.52%     N/A 11.40% (since 8-1-94)
Class Z shares                  - 2.64%  10.86%     N/A 12.06% (since 3-1-96)
CLASS B SHARES
Return Before Taxes             - 7.99% - 9.60% -11.65% -10.78% (since 1-22-87)
Return After Taxes on
 Distributions/2/               - 9.70%   7.23%   9.23%  8.71% (since 1-22-87)
Return After Taxes on
 Distributions and Sale of Fund
 Shares/2/                      - 3.30%   7.44%   8.94%  8.41% (since 1-22-87)
INDEX (reflects no deduction for fees, expenses or taxes)
S&P 500 Index/3/                -11.88%  10.70%  12.93% N/A/3/
Lipper Average/4/               - 0.22%   9.81%  11.17% N/A/4/

1The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3The S&P 500 Index--an unmanaged index of 500 stocks of large U.S.
 companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. S&P 500 returns since the inception of each class are 257.12% for Class A, 374.15% for Class B, 123.12% for Class C and 53.11% for Class Z shares. Source: Lipper Inc.


4The Lipper Average is based on the average return of all mutual funds in the Lipper Multicap Value Fund category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 253.45% for Class A, 351.97% for Class B, 114.43% for Class C and 54.82% for Class Z shares. Source: Lipper Inc.



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4   PRUDENTIAL VALUE FUND                    [PHONE]  (800) 225-1852

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FEES AND EXPENSES
This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES /1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                     CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)                          5%       None         1%/2/    None
Maximum deferred sales charge (load)
 (as a percentage of the lower of
 original purchase price or sale
 proceeds)                                1%/3/      5%/4/      1%/5/    None
Maximum sales charge (load) imposed
 on reinvested dividends and other
 distributions                          None       None       None       None
Redemption fees                         None       None       None       None
Exchange fee                            None       None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                         CLASS A   CLASS B CLASS C CLASS Z
Management fees                            .54%       .54%    .54%    .54%
+ Distribution and service (12b-1) fees    .30%/5/   1.00%   1.00%    None
+ Other expenses                           .25%       .25%    .25%    .25%
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.09%      1.79%   1.79%    .79%
- Fee waiver                               .05%       None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.04%/5/   1.79%   1.79%    .79%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.


3 Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


4 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


5 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


6 For the fiscal year ending 10-31-03, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                      1 YR 3 YRS  5 YRS 10 YRS
Class A shares                                       $ 601  $825 $1,066 $1,758
Class B shares                                        $682  $863 $1,070 $1,836
Class C shares                                        $380  $658 $1,060 $2,184
Class Z shares                                         $81  $252   $439   $978


You would pay the following expenses on the same investment if you did not sell your shares:


                                                        1 YR 3 YRS  5 YRS 10 YRS
Class A shares                                          $601  $825 $1,066 $1,758
Class B shares                                          $182  $563   $970 $1,836
Class C shares                                          $280  $658 $1,060 $2,184
Class Z shares                                           $81  $252   $439   $978



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6   PRUDENTIAL VALUE FUND                    [PHONE]  (800) 225-1852

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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CAPITAL APPRECIATION. This means we seek investments whose price will increase. While we make every effort to achieve our objective, we can't guarantee success.


-------------------------             In pursuing our objective, we
OUR VALUE APPROACH                 normally invest at least 65% of the
WE BUY COMMON STOCK AND            Fund's total assets in the COMMON STOCK
CONVERTIBLE SECURITIES, PRIMARILY  and CONVERTIBLE SECURITIES of companies
OF LARGE CAPITALIZATION            that we believe will provide investment
COMPANIES, WHICH WE CURRENTLY      returns above those of the S&P 500
CONSIDER TO BE THOSE WITH          Index or the NYSE Composite Index.
MARKET CAPITALIZATIONS OF $5       Convertible securities are securities--like
BILLION OR MORE AT THE TIME OF     bonds, corporate notes and preferred
PURCHASE. WE LOOK FOR              stocks--that we can convert into the
UNDERVALUED STOCKS WHERE WE        company's common stock or some other
BELIEVE THE UNDERLYING COMPANY     equity security. The Fund also invests in
IS SOUND. WE SEEK COMPANIES        other equity-related securities, including
WITH RISING EARNINGS, FREE CASH    American Depositary Receipts (ADRs);
FLOW, GOOD BALANCE SHEETS AND/     nonconvertible preferred stock; warrants
OR SPECIFIC CATALYSTS, SUCH AS     and rights that can be exercised to obtain
ASSET RESTRUCTURINGS, SHARE        stock; securities of real estate investment
REPURCHASES, INSIDER BUYING AND    trusts (REITs); investments in various
SPINOFFS, THAT WE BELIEVE WOULD    types of business ventures, including
UNLOCK THE INHERENT VALUE OF THE   partnerships and joint ventures; and
COMPANY. WE TEND TO BE BROADLY     similar securities.
DIVERSIFIED IN LINE WITH LARGE-CAP
VALUE BENCHMARKS. WE ATTEMPT       INVESTMENT STYLE
TO ADD VALUE BY STOCK SELECTION    Portfolio manager Tom Kolefas will
RATHER THAN BY SECTOR ALLOCATION.  actively manage the Fund, seeking
-------------------------          capital appreciation. Mr. Kolefas's style


is to combine fundamental analysis with a set of quantitative screens to invest in undervalued companies. He seeks companies that are sound, possessing a combination of fundamental characteristics and identifiable catalysts that may be able to close the gap between the stock price and the true worth of the company.


   The Fund will use a research-based, bottom-up stock selection process to focus primarily on large capitalization companies. The end result is a



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portfolio with an overall adherence to a disciplined process that results in a traditional large-cap investment portfolio.






PORTFOLIO TURNOVER

It is not a principal strategy of the Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, we anticipate the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage obtained by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


REAL ESTATE INVESTMENT TRUSTS

We may invest up to 25% of the Fund's assets in securities of real estate investment trusts known as REITS. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders.


   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.



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FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including money market instruments and other fixed-income securities, stock and other equity-related securities. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.


SHORT SALES


The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 10% of the Fund's total assets may be subject to short sales.


DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or


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some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options

Foreign Currency Forward Contracts. The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.



Other Equity-Linked Investments. The Fund may invest up to 10% of its total assets in securities of EXCHANGE TRADED FUNDS (ETFS) such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts



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10  PRUDENTIAL VALUE FUND                    [PHONE]  (800) 225-1852

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(UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may be broad market, sector or international. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS
Under normal circumstances, the Fund may invest in MONEY MARKET INSTRUMENTS and other fixed-income obligations. Money market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. government or its agencies. Longer-term fixed-income obligations include BONDS and similar debt obligations. Generally, fixed-income obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.
   The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. For bonds and other long-term fixed-income obligations, we invest primarily in obligations in one of the top three long-term quality ratings (A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or comparably rated by another major rating service). We may invest in lower-rated obligations which are speculative, including high-yield or "junk bonds" (obligations rated below Baa/BBB by Moody's or S&P or comparably rated), although we will not invest in obligations rated lower than Ca/CC by Moody's or S&P or comparably rated. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.


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TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.



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12  PRUDENTIAL VALUE FUND                    [PHONE]  (800) 225-1852

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INVESTMENT TYPE
% of Fund's Assets              RISKS                                 POTENTIAL REWARDS
COMMON STOCK AND              . Individual stocks could             . Historically, stocks have
CONVERTIBLE SECURITIES          lose value                            outperformed other
                              . The equity markets could              investments over the long
At least 65%                    go down, resulting in a               term
                                decline in value of the             . Generally, economic
                                Fund's investments                    growth means higher
                              . Companies that normally               corporate profits, which
                                pay dividends may not do              leads to an increase in
                                so if they don't have                 stock prices, known as
                                profits or adequate cash              capital appreciation
                                flow                                . May be a source of
                              . Changes in economic or                dividend income
                                political conditions, both
                                domestic and
                                international, may result
                                in a decline in value of
                                the Fund's investments
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SECURITIES OF REAL ESTATE     . Performance depends on              . Real estate holdings can
INVESTMENT TRUSTS               the strength of real estate           generate good returns
(REITS)                         markets, REIT                         from rents, rising market
                                management and                        values, etc.
Up to 25%; usually              property management                 . Greater diversification
less than 15%                   which can be affected by              than direct ownership
                                many factors, including
                                national and regional
                                economic conditions
-------------------------------------------------------------------------------------------------
FOREIGN SECURITIES            . Foreign markets,                    . Investors can participate
                                economies and political               in the growth of foreign
Up to 30%; usually              systems may not be as                 markets through the
less than 10%                   stable as in the U.S.                 Fund's investments in
                              . Currency risk -- changing             companies operating in
                                values of foreign                     those markets
                                currencies can cause                . May profit from changing
                                losses                                value of foreign
                              . May be less liquid than               currencies
                                U.S. stocks and bonds               . Opportunities for
                              . Differences in foreign                diversification
                                laws, accounting
                                standards, public
                                information, custody and
                                settlement practices
                                provide less reliable
                                information on foreign
                                investments and involve
                                more risk




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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Assets               RISKS                                  POTENTIAL REWARDS
DERIVATIVES                    . The value of derivatives             . The Fund could make
                                 (such as futures and                   money and protect
Percentage varies; usually       options) that are used to              against losses if the
less than 10%                    hedge a portfolio security             investment analysis proves
                                 is determined                          correct
                                 independently from that              . Hedges that correlate well
                                 security and could result              with an underlying
                                 in a loss to the Fund                  position can reduce or
                                 when the price movement                eliminate investment
                                 of the derivative does not             income or capital gains at
                                 correlate with a change in             low cost
                                 the value of the portfolio           . One way to manage the
                                 security                               Fund's risk/return balance
                               . Derivatives used for risk              is by locking in the value
                                 management may not                     of an investment ahead of
                                 have the intended effects              time
                                 and may result in losses             . Derivatives that involve
                                 or missed opportunities                leverage could generate
                               . The other party to a                   substantial gains at low
                                 derivatives contract could             cost
                                 default
                               . Derivatives can increase
                                 share price volatility and
                                 those that involve
                                 leverage could magnify
                                 losses
                               . Certain types of
                                 derivatives involve costs to
                                 the Fund that can reduce
                                 returns
------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES            . May be difficult to value            . May offer a more
                                 precisely                              attractive yield or
Up to 15% of net assets        . May be difficult to sell at            potential for growth than
                                 the time or price desired              more widely traded
                                                                        securities
------------------------------------------------------------------------------------------------------
MONEY MARKET                   . Limits potential for capital         . Credit risk--the risk that
INSTRUMENTS                      appreciation                           the default of an issuer
                               . See credit risk and market             would leave a Fund with
Up to 35% on a normal            risk below (which are less             unpaid interest or
basis and up to 100% on a        of a concern for money                 principal.
temporary basis                  market instruments)                  . Market risk--the risk that
                                                                        the market value of an
                                                                        investment may move up
                                                                        or down. Market risk may
                                                                        affect an industry, a
                                                                        sector or the market as a
                                                                        whole.
                                                                      . May preserve the Fund's
                                                                        assets
------------------------------------------------------------------------------------------------------




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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Assets             RISKS                                  POTENTIAL REWARDS
   FIXED-INCOME              . The Fund's holdings,                 . Most bonds will rise in
   OBLIGATIONS                 share price, yield and                 value when interest rates
                               total return may fluctuate             fall
   Up to 35%; usually          in response to bond                  . Bonds have generally
   less than 5%                market movements                       outperformed money
                             . Credit risk -- the risk that           market instruments over
                               the default of an issuer               the long term, with less
                               would leave the Fund with              risk than stocks
                               unpaid interest or                   . Regular interest income
                               principal. The lower a               . Investment-grade bonds
                               bond's quality, the higher             have a lower risk of
                               its potential volatility               default than junk bonds
                             . Market risk -- the risk that         . Principal and interest on
                               the market value of an                 government securities
                               investment may move                    may be guaranteed by the
                               down, sometimes rapidly                issuing government
                               or unpredictably. Market             . High-quality debt
                               risk may affect an                     obligations are generally
                               industry, a sector or the              more secure than stocks
                               market as a whole                      since companies must pay
                             . Interest rate risk -- the risk         their debts before they
                               that the value of most                 pay dividends
                               bonds will fall when
                               interest rates rise. The
                               longer a bond's maturity
                               and the lower its credit
                               quality, the more its value
                               typically falls. It can lead
                               to price volatility
-------------------------------------------------------------------------------------------------
   SHORT-SALES               . May magnify underlying               . May magnify underlying
                               investment losses                      investment gains
   Up to 10%                 . Investment costs may
                               exceed potential
                               underlying investment
                               gains
                             . Short-sales "against the
                               box" give up the
                               opportunity for capital
                               appreciation in the
                               security
-------------------------------------------------------------------------------------------------
   EXCHANGE-TRADED           . The price movement of                . Helps to manage smaller
   FUNDS (ETFS)                an ETF may not track the               cash flows
                               underlying index or basket           . Ability to get instant
   Up to 10%                   of stocks and may result               exposure to an index
                               in a loss
-------------------------------------------------------------------------------------------------




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How the Fund is Managed
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BOARD OF TRUSTEES

The Fund's Board oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


   Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment advisers. For the fiscal year ended October 31, 2002, the Fund paid PI management fees of .54% of the Fund's average net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion.


   Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.



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INVESTMENT ADVISER




JENNISON ASSOCIATES LLC (Jennison) is the Fund's investment adviser. Effective as of the close of business on December 12, 2002, Jennison was given responsibility for managing the assets that were previously managed by Deutsche Asset Management, Inc. and Victory Capital Management Inc. Jennison's address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2002, Jennison had approximately $46 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Prudential Investment Management, Inc. (PIM) served as investment adviser to the Fund from the Fund's inception through September 6, 2000. Jennison is a wholly-owned subsidiary of PIM.



PORTFOLIO MANAGER


TOM KOLEFAS, CFA, has been a portfolio manager of the Fund since May 2000. Mr. Kolefas is an Executive Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. Before joining Prudential in May 2000, Mr. Kolefas was with Loomis Sayles & Company, L.P. for four years, where he headed the Large-/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. He earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University.




DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended, applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.

   The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.


   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a



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broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well,


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Fund Distributions and Tax Issues
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since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

[GRAPHIC]

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.



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Fund Distributions and Tax Issues
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   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



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How to Buy, Sell and
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Exchange Shares of the Fund
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, shareholders that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase sales from certain broker-dealers not affiliated with Prudential.



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   When choosing a share class, you should consider the following:

  .  The amount of your investment,


  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,


  . The different sales charges that apply to a share class--Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,


  .  Whether you qualify for any reduction or waiver of sales charges,


  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,


  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.


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How to Buy, Sell and
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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                          CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase          $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for        $100             $100            $100              None
 subsequent purchases/1/
Maximum initial           5% of the public None            1% of the public  None
 sales charge             offering price                   offering price/2/
Contingent Deferred       1%/4/            If sold during: 1% on sales       None
 Sales Charge (CDSC)/3/                    Year 1    5%    made within
                                           Year 2    4%    18 months of
                                           Year 3    3%    purchase/3/
                                           Year 4    2%
                                           Years 5/6 1%
                                           Year 7    0%
Annual distribution       up to .30 of 1%  1%              1%                None
 and service (12b-1) fees (.25 of 1%
 shown as a percentage    currently)
 of average net assets/5/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder
  Services--Automatic Investment Plan."

2 1.01% of the net amount invested. Investors who purchase Class C shares through certain broker-dealers not affiliated with Prudential may purchase Class C shares without paying the 1% sales charge.

3 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

4 Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


5 These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending 10-31-03, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you,


  .  Buy Class A shares of two or more Prudential mutual funds at the same time,


  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received for shares of other Prudential mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.


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How to Buy, Sell and
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Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the Advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  . Purchase your shares through an account at Prudential Securities, . Purchase your shares through a COMMAND Account or an Investor Account with
     Pruco Securities Corporation, or
  .  Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


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  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and
  .  Prudential, with an investment of $10 million or more.


   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures



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utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


MUTUAL FUND SHARES THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.


   The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly



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occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange
(NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.




   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

   Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the



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NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption


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checks. Remember, the sale of Class A (in certain case), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at
(800) 225-1852 for more details.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your


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account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund
Shares --Sale of Shares."

   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  . Amounts representing shares you purchased with reinvested dividends and distributions,

  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares (five years for Class B



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     shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and

  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for sales redeemed within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS A SHARES


The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain



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broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  . To provide for certain distributions--made without IRS penalty --from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


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90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares."


HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


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   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."


   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Please note that this special exchange privilege will be discontinued effective June 16, 2003. We have obtained a legal opinion that this exchange is not a taxable event for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing "--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may


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have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your share of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.


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   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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The financial highlights below are intended to help you evaluate the Fund's financial performance for the last five years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent accountants, is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



CLASS A SHARES (FISCAL YEARS ENDED 10-31)
PER SHARE OPERATING PERFORMANCE         2002/(c)/     2001     2000     1999     1998
NET ASSET VALUE, BEGINNING OF YEAR        $16.09    $18.49   $18.12   $18.63   $21.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        .11       .16      .31      .33      .45
Net realized and unrealized gain (loss)
 on investment transactions               (2.43)    (1.22)     2.49      .58    (.49)
TOTAL FROM INVESTMENT OPERATIONS          (2.32)    (1.06)     2.80      .91    (.04)
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LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)     (.12)    (.25)    (.33)    (.44)
Dividends in excess of net investment
 income                                       --        --       --    (.03)       --
Distributions from net realized gains     (1.50)    (1.22)   (2.18)   (1.06)   (1.89)
TOTAL DISTRIBUTIONS                       (1.60)    (1.34)   (2.43)   (1.42)   (2.33)
NET ASSET VALUE, END OF YEAR              $12.17    $16.09   $18.49   $18.12   $18.63
TOTAL RETURN/(a)/                       (16.56)%   (6.21)%   17.60%    5.03%   (.65)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000)           $516,702  $690,433 $634,991 $619,469 $638,547
Average net assets (000)                $657,772  $714,431 $571,048 $653,798 $655,776
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees/(b)/             1.04%     1.08%    1.16%    1.02%     .91%
Expenses, excluding distribution and
 service (12b-1) fees                       .79%      .83%     .91%     .77%     .66%
Net investment income                       .74%      .83%    1.83%    1.71%    2.19%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                      72%      179%      64%      17%      22%
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(a)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b)The Distributor of the fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.


(c)Calculated based upon average shares outstanding during the year.



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CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 10-31)
PER SHARE OPERATING PERFORMANCE         2002/(c)/     2001     2000       1999       1998
NET ASSET VALUE, BEGINNING OF YEAR   $15.92         $18.38   $18.06     $18.57     $20.93
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                   (--)/(b)/      .03      .20        .19        .29
Net realized and unrealized gain
 (loss) on investment transactions   (2.40)         (1.22)     2.46        .58      (.48)
TOTAL FROM INVESTMENT OPERATIONS     (2.40)         (1.19)     2.66        .77      (.19)
---------------------------------- --------       -------- -------- ---------- ----------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  --          (.05)    (.16)      (.19)      (.28)
Dividends in excess of net
 investment income                       --             --       --      (.03)         --
Distributions from net realized
 gains                               (1.50)         (1.22)   (2.18)     (1.06)     (1.89)
TOTAL DISTRIBUTIONS                  (1.50)         (1.27)   (2.34)     (1.28)     (2.17)
NET ASSET VALUE, END OF YEAR         $12.02         $15.92   $18.38     $18.06     $18.57
TOTAL RETURN/(a)/                  (17.21)%        (6.93)%   16.71%      4.25%    (1.35)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000)      $241,923       $395,833 $639,755 $1,006,346 $1,299,962
Average net assets (000)           $347,114       $529,705 $778,722 $1,200,663 $1,391,826
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees             1.79%          1.83%    1.91%      1.77%      1.66%
Expenses, excluding distribution
 and service (12b-1) fees              .79%           .83%     .91%       .77%       .66%
Net investment income                (.01)%           .12%    1.13%       .98%      1.44%
---------------------------------- --------       -------- -------- ---------- ----------


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Less than $.005 per share.


(c) Calculated based upon average shares outstanding during the year.



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CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 10-31)
PER SHARE OPERATING
PERFORMANCE                                2002/(d)/    2001    2000    1999    1998
NET ASSET VALUE, BEGINNING OF YEAR      $15.92        $18.38  $18.06  $18.57  $20.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      (--)/(b)/     .02     .19     .19     .30
Net realized and unrealized gain
 (loss) on investment transactions      (2.40)        (1.21)    2.47     .58   (.49)
TOTAL FROM INVESTMENT OPERATIONS        (2.40)        (1.19)    2.66     .77   (.19)
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LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --         (.05)   (.16)   (.19)   (.28)
Dividends in excess of net investment
 income                                     --            --      --   (.03)      --
Distributions from net realized gains   (1.50)        (1.22)  (2.18)  (1.06)  (1.89)
TOTAL DISTRIBUTIONS                     (1.50)        (1.27)  (2.34)  (1.28)  (2.17)
NET ASSET VALUE, END OF YEAR            $12.02        $15.92  $18.38  $18.06  $18.57
TOTAL RETURN(A)                       (17.21)%       (6.93)%  16.71%   4.25% (1.35)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000)          $22,728       $30,459 $28,032 $33,685 $37,988
Average net assets (000)               $29,071       $31,358 $27,782 $36,981 $31,345
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                    1.79%         1.83%   1.91%   1.77%   1.66%
Expenses, excluding distribution and
 service (12b-1) fees                     .79%          .83%    .91%    .77%    .66%
Net investment income                  0%/(c)/          .08%   1.10%    .98%   1.47%
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(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Less than $.005




(c) Less than (.005%)


(d) Calculated based upon average shares outstanding during the year.



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42  PRUDENTIAL VALUE FUND                    [PHONE]  (800) 225-1852

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Financial Highlights
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CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



CLASS Z SHARES (FISCAL YEARS ENDED 10-31)
PER SHARE OPERATING PERFORMANCE         2002/(b)/    2001     2000     1999     1998
NET ASSET VALUE, BEGINNING OF YEAR        $16.14   $18.52   $18.13   $18.64   $21.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        .14      .28      .35      .38      .52
Net realized and unrealized gain (loss)
 on investment transactions               (2.43)   (1.30)     2.50      .58    (.51)
TOTAL FROM INVESTMENT OPERATIONS          (2.29)   (1.02)     2.85      .96      .01
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Less distributions:
Dividends from net investment income       (.14)    (.14)    (.28)    (.38)    (.48)
Dividends in excess of net investment
 income                                       --       --       --    (.03)       --
Distributions from net realized gains     (1.50)   (1.22)   (2.18)   (1.06)   (1.89)
TOTAL DISTRIBUTIONS                       (1.64)   (1.36)   (2.46)   (1.47)   (2.37)
NET ASSET VALUE, END OF YEAR              $12.21   $16.14   $18.52   $18.13   $18.64
TOTAL RETURN(A)                         (16.34)%  (5.98)%   17.94%    5.28%   (.40)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000)            $31,300  $62,366 $153,246 $136,529 $142,918
Average net assets (000)                 $58,256  $69,810 $141,384 $144,747 $103,474
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                       .79%     .83%     .91%     .77%     .66%
Expenses, excluding distribution
 and service (12b-1) fees                   .79%     .83%     .91%     .77%     .66%
Net investment income                       .98%    1.11%    2.07%    1.97%    2.49%
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(a)Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Calculated based upon average shares outstanding during the year.



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                                                                             43

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The Prudential Mutual Fund Family
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Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS

--------------------------------------------------------------------------------

STOCK FUNDS



LARGE CAPITALIZATION STOCK FUNDS



Prudential 20/20 Focus Fund


Prudential Equity Fund, Inc.


Prudential Index Series Fund


  Prudential Stock Index Fund


Prudential Tax-Managed Funds


  Prudential Tax-Managed Equity Fund


Prudential Value Fund


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Growth Fund



SMALL-TO-MID-CAPITALIZATION STOCK FUNDS



Nicholas-Applegate Fund, Inc.


  Nicholas-Applegate Growth Equity Fund


Prudential Small Company Fund, Inc.


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential U.S. Emerging Growth Fund, Inc.


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Equity Opportunity Fund



SECTOR STOCK FUNDS


Prudential Natural Resources Fund, Inc.


Prudential Real Estate Securities Fund


Prudential Sector Funds, Inc.


  Prudential Financial Services Fund


  Prudential Health Sciences Fund


  Prudential Technology Fund


  Prudential Utility Fund


GLOBAL/INTERNATIONAL STOCK FUNDS


Prudential Europe Growth Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential World Fund, Inc.


  Prudential Global Growth Fund


  Prudential International Value Fund


  Prudential Jennison International Growth Fund



BALANCED/ALLOCATION FUND


The Prudential Investment Portfolios, Inc.


  Prudential Active Balanced Fund



BOND FUNDS


TAXABLE BOND FUNDS


Prudential Government Income Fund, Inc.


Prudential High Yield Fund, Inc.


Prudential Short-Term Corporate Bond Fund, Inc.


  Income Portfolio


Prudential Total Return Bond Fund, Inc.


MUNICIPAL BOND FUNDS


Prudential California Municipal Fund


  California Series


  California Income Series


Prudential Municipal Bond Fund


  High Income Series


  Insured Series


Prudential Municipal Series Fund


  Florida Series


  New Jersey Series


  New York Series


  Pennsylvania Series


Prudential National Municipals Fund, Inc.



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44  PRUDENTIAL VALUE FUND                    [PHONE]  (800) 225-1852

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GLOBAL/INTERNATIONAL BOND FUND


Prudential Global Total Return Fund, Inc.



MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS


Cash Accumulation Trust


  Liquid Assets Fund


  National Money Market Fund


Prudential Government Securities Trust


  Money Market Series


  U.S. Treasury Money Market Series


Prudential Institutional Liquidity Portfolio, Inc.


  Institutional Money Market Series


Prudential MoneyMart Assets, Inc.


MUNICIPAL MONEY MARKET FUNDS


Prudential California Municipal Fund


  California Money Market Series


Prudential Municipal Series Fund


  New Jersey Money Market Series


  New York Money Market Series


TAX-FREE MONEY MARKET FUNDS


COMMAND Tax-Free Fund


Prudential Tax-Free Money Fund, Inc.


OTHER MONEY MARKET FUNDS


COMMAND Government Fund


COMMAND Money Fund


Special Money Market Fund, Inc.*


  Money Market Series




STRATEGIC PARTNERS MUTUAL FUNDS**

--------------------------------------------------------------------------------

Strategic Partners Asset Allocation Funds


  Strategic Partners Conservative Growth Fund


  Strategic Partners Moderate Growth Fund


  Strategic Partners High Growth Fund


Strategic Partners Style Specific Funds


  Strategic Partners Large Capitalization Growth Fund


  Strategic Partners Large Capitalization Value Fund


  Strategic Partners Small Capitalization Growth Fund


  Strategic Partners Small Capitalization Value Fund


  Strategic Partners International Equity Fund


  Strategic Partners Total Return Bond Fund


Strategic Partners Opportunity Funds


  Strategic Partners Focused Growth Fund


  Strategic Partners New Era Growth Fund


  Strategic Partners Focused Value Fund


  Strategic Partners Mid-Cap Value Fund


Special Money Market Fund, Inc.*


  Money Market Series


 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.


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                                                                             45

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      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098

PHILADELPHIA, PA 19101

(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310

Philadelphia, PA 19101

(800) 778-8769

Visit Prudential's website at:

WWW.PRUDENTIAL.COM


Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

                                     Nasdaq    CUSIP
                        Fund Symbols ------    -----
                        Class A      PBEAX  74438J-10-5
                        Class B      PBQIX  74438J-20-4
                        Class C      PEICX  74438J-30-3
                        Class Z      PEIZX  74438J-40-2

MF131A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


Investment Company Act File No. 811-4864

                              PRUDENTIAL VALUE FUND

                       Statement of Additional Information


                             dated December 30, 2002



      Prudential Value Fund (the Fund) is an open-end, diversified, management investment company. Its investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange
(NYSE) Composite Index. In normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. In selecting these investments, the Fund puts emphasis on earnings, balance sheet and cash flow analysis and the relationships that those factors have to the price and return of a given security. The balance of the Fund's assets may be invested in other equity-related securities, debt securities and certain derivatives, including options on stocks and stock indexes. Common stocks may include securities of foreign issuers. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


      The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


      This statement of additional information (SAI) is not a prospectus and should be read in conjunction with the Fund's prospectus dated December 30, 2002. A copy of the prospectus may be obtained, at no charge, from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended October 31, 2002 are incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-4864). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                        Page
                                                                     ----------
Fund History ....................................................         B-2
Description of the Fund, Its Investments and Risks ..............         B-2
Investment Restrictions .........................................         B-16
Management of the Fund ..........................................         B-22
Control Persons and Principal Holders of Securities .............         B-28
Investment Advisory and Other Services ..........................         B-31
Brokerage Allocation and Other Practices ........................         B-38
Capital Shares, Other Securities and Organization ...............         B-40
Purchase, Redemption and Pricing of Fund Shares .................         B-42
Shareholder Investment Account ..................................         B-56
Net Asset Value .................................................         B-60
Taxes, Dividends and Distributions ..............................         B-62
Performance Information .........................................         B-67
Appendix I--Description of Security Ratings .....................         I-1
Appendix II--General Investment Information .....................        II-1
Appendix III--Historical Performance Data .......................       III-1

--------------------------------------------------------------------------------

                                  FUND HISTORY

      The Fund was organized under the laws of Massachusetts on September 18, 1986 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. Effective September 18, 2000, the Fund's name changed from Prudential Equity Income Fund to Prudential Value Fund.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification. The Fund is a diversified, open-end, management investment company.

Investment Strategies, Policies and Risks. The Fund's investment objective is capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Equity and Equity-Related Securities


      We normally invest at least 65% of the Fund's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) or the New York Stock Exchange (NYSE) Composite Index.



      The Fund will invest in equity-related securities including common stocks; non-convertible preferred stocks; securities convertible or exchangeable for common stocks or preferred stocks; securities of real estate investment trusts; equity investments in partnerships, joint ventures and other forms of non-corporate investments; American Depositary Receipts (ADRs); American Depositary Shares (ADSs); and warrants and rights exercisable for equity securities. Common stocks may include securities of foreign issuers.


      A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

      In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed-Income Obligations

      The Fund may invest up to 35% of its total assets in fixed-income obligations other than money market instruments. The Fund anticipates that it will primarily invest in fixed-income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or BBB+ or better by Fitch, IBCA, Duff and Phelps (Duff & Phelps) or comparably rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Duff & Phelps or another NRSRO (although the Fund will not invest in fixed-income securities rated lower than Ca, CC or CCC by Moody's, S&P or Duff & Phelps or another NRSRO, respectively). After its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider this in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments than higher grade securities. Securities rated BB, Ba or BB+ or lower by S&P, Moody's or Duff & Phelps, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in Appendix I. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.

Risks of Investing in High Yield Securities

      Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

      Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Foreign Securities

      The Fund may invest up to 30% of its total assets in foreign money market instruments and debt and equity securities. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

      Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

      If the security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies--Special Risks Related to Foreign Currency Forward Contracts" below.

Risk Factors and Special Considerations of Investing in Euro-Denominated Securities


      On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro coexisted with each member state's national currency. Since July 1, 2002, the euro has been the sole legal tender of the member states.


      The adoption by the member states of the euro has eliminated the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

      The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

Real Estate Investment Trusts


      The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must comply with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute at least 90% of its taxable income to its shareholders. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.


Risk Management and Return Enhancement Strategies


      The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of swaps, structured notes, options, foreign currency forward contracts and futures contracts, and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.


      Options Transactions

      The Fund may purchase and write (that is, sell) put and call options on securities that are traded on national securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities and financial indexes (for example, S&P 500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

      A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current market price.

      The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.


      An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. The cash payment is determined by the multiplier in the same manner as described above as for calls.

      Structured Notes



      The Fund may also invest up to 10% of its total assets in structured notes. The values of structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).


      Foreign Currency Forward Contracts

      The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (that is, cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

      The Fund's dealings in forward contracts will be limited to hedging involving either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.


      Futures Contracts and Options Thereon

      The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act ("CEA"), as enforced by the Commodity Futures Trading Commission ("CFTC"). These futures contracts and options thereon will be on financial indexes. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.


      A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of financial instruments.

      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act), are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

      The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

      Risks of Risk Management and Return Enhancement Strategies

      Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

     Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon

     Except as described below, the Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Fund has written an option on an industry or market segment index, it will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.


      The Fund will engage only in transactions in stock index futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures or purchase options thereon if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indexes or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or options thereon for risk management purposes or income enhancement if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures or options thereon for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash and other liquid assets, equal to the market value of the futures contracts, will be segregated with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

      Risks of Transactions in Stock Options

      An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearing-houses whose facilities are considered to be adequate to handle the volume of options transactions.

      Risks of Options on Indexes

      The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

      Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

      The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

      Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon."

      Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

      Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

      When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

      Special Risks of Purchasing Puts and Calls on Indexes. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

      Special Risks Related to Foreign Currency Forward Contracts

      The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the

Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

      Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

      The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The Fund's dealings in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When-Issued and Delayed Delivery Securities

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Short Sales

         The Fund may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

         The Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale.

         The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Fund's records or with its Custodian.

         No more than 10% of the Fund's total assets will be, when added together (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales and (3) used as cover for short sales.




Repurchase Agreements

      The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

      The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (SEC or Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Swap Agreements

      The Fund may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or any equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio;
(2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

      Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, each Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will limit its investments in swap agreements such that the net amount owed or to be received under existing contracts with any single party will not exceed 5% of the Fund's assets.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Fund's investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

      The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Borrowing

      The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets unless the Board of Trustees changes this policy.

Lending of Securities

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.




      A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

      Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Segregated Assets

      The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Illiquid Securities

      The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

      The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Temporary Defensive Strategy and Short-term Investments

      When conditions warrant a temporary defensive strategy or pending investment of proceeds from sales of the Fund's shares, the Fund may invest without limit in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Such obligations (other than U.S. government securities) will be rated, at the time of purchase, within the two highest quality grades as determined by an NRSRO such as Moody's, S&P or Duff & Phelps or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser.

Portfolio Turnover

      As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 2002 and 2001 were 72% and 179%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended October 31, 2001, the high portfolio turnover was due to transactions incurred as a result of the Fund's transition to new investment advisers. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

      The Fund may not:

      (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

      (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

      (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

      (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


      The Fund may make loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.


      For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, the Fund has the following additional restrictions.

     The Fund may not:

     (1) Make investments for the purpose of exercising control or management.


     (2) Invest in securities of other registered investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions. (Currently, under the 1940 Act, the Fund may invest in securities of other investment companies subject to the following limitations: the Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.)

     (3) Purchase warrants if as a result of any such purchase, the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants or more than 2% of its total assets (taken at current value) invested in warrants not listed on the New York or American Stock Exchanges.

                             MANAGEMENT OF THE FUND

                              Independent Trustees

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).



                                                                                           Number of
                                                   Term of                               Portfolios in          Other
                                 Position       Office*** and                             Fund Complex      Directorships
                                 with the         Length of     Principal Occupations     Overseen by        Held by the
  Name, Address** and Age          Fund          Time Served    During Past Five Years      Trustee          Trustee****
Saul K. Fenster, Ph.D. (69)       Trustee        since 2000     Currently President             79       Member (since 2000),
                                                                Emeritus of New Jersey                    Board of Directors
                                                                Institute of Technology;                  of IDT Corporation.
                                                                formerly President
                                                                (1978-2002) of New Jersey
                                                                Institute of Technology;
                                                                Commissioner (1998-2002)
                                                                of the Middle States
                                                                Association, Commission
                                                                on Higher Education;
                                                                Commissioner (1985-2002)
                                                                of the New Jersey
                                                                Commission on Science and
                                                                Technology; Director
                                                                (since 1998) of Society
                                                                of Manufacturing
                                                                Engineering Education
                                                                Foundation; formerly a
                                                                director or trustee of
                                                                Liberty Science Center,
                                                                the Research and
                                                                Development Council of
                                                                New Jersey, New Jersey
                                                                State Chamber of
                                                                Commerce, and National
                                                                Action Council for
                                                                Minorities in
                                                                Engineering.

Delayne Dedrick Gold (64)         Trustee        since 1996     Marketing Consultant.           89

Douglas H. McCorkindale (63)      Trustee        since 1996     Formerly Vice Chairman          75         Chairman (since
                                                                (March 1984-May 2000) of                   February 2001),
                                                                Gannett Co. Inc.                           Chief Executive
                                                                (publishing and media).                  Officer (since June

                                                                                                          2000) and President
                                                                                                           (since September
                                                                                                         1997) of Gannett Co.
                                                                                                           Inc.; Director of
                                                                                                              Continental
                                                                                                            Airlines, Inc.;
                                                                                                          Director (since May
                                                                                                           2001) of Lockheed
                                                                                                             Martin Corp.
                                                                                                            (aerospace and
                                                                                                          defense); Director
                                                                                                           of The High Yield
                                                                                                            Plus Fund, Inc.
                                                                                                             (since 1996).
W. Scott McDonald, Jr. (65)       Trustee        since 2000    Vice President (since            79
                                                               1997) of Kaludis
                                                               Consulting Group, Inc.,
                                                               (company serving higher
                                                               education); formerly
                                                               principal (1995-1997) of
                                                               Scott McDonald &
                                                               Associates; Chief
                                                               Operating Officer
                                                               (1991-1995) of Fairleigh
                                                               Dickinson University;
                                                               Executive Vice President
                                                               and Chief Operating
                                                               Officer (1975-1991) of
                                                               Drew University; interim
                                                               President (1988-1990),
                                                               Drew University; and a
                                                               former director of
                                                               School, College and
                                                               University Underwriters
                                                               Ltd.
Thomas T. Mooney (61)             Trustee        since 1996    President of Greater             95        Director, President
                                                               Rochester Metro Chamber                   and Treasurer (since
                                                               of Commerce; formerly                        1986) of First
                                                               Rochester City Manager;                   Financial Fund, Inc.
                                                               formerly Deputy Monroe                        and Director
                                                               County Executive; Trustee                  (since 1988) of The
                                                               of Center for                                High Yield Plus
                                                               Governmental Research,                         Fund, Inc.
                                                               Inc.; Director of Blue
                                                               Cross of Rochester,
                                                               Monroe County Water
                                                               Authority and Executive
                                                               Service Corps of
                                                               Rochester.

Stephen P. Munn (60)              Trustee        since 1996    Formerly Chief Executive         73          Chairman of the
                                                               Officer (1988-2001) and                   Board (since January
                                                               President of Carlisle                      1994) and Director
                                                               Companies Incorporated                       (since 1988) of
                                                               (manufacturer of                           Carlisle Companies
                                                               industrial products).                         Incorporated;
                                                                                                          Director of Gannett
                                                                                                         Co. Inc. (publishing
                                                                                                              and media).
Richard A. Redeker (59)           Trustee        since 1996    Formerly Management              73
                                                               Consultant of Invesmart,
                                                               Inc. (August 2001-

                                                               October
                                                               2001); formerly employee
                                                               of Prudential Investments
                                                               (October 1996-December
                                                               1998).
Robin B. Smith (63)               Trustee        since 1996    Chairman and Chief               69            Director of
                                                               Executive Officer (since                        BellSouth
                                                               August 1996) of                            Corporation (since
                                                               Publishers Clearing House                    1992) and Kmart
                                                               (publishing); formerly                    Corporation (retail)
                                                               President and Chief                           (since 1996).
                                                               Executive Officer
                                                               (January 1988-August
                                                               1996) of Publishers
                                                               Clearing House.
Louis A. Weil, III (61)           Trustee        since 1996    Formerly Chairman                73
                                                               (January 1999-July 2000),
                                                               President and Chief
                                                               Executive Officer
                                                               (January 1996-July 2000)
                                                               and Director (since
                                                               September 1991) of
                                                               Central Newspapers, Inc.;
                                                               formerly Chairman of the
                                                               Board (January 1996-July
                                                               2000), Publisher and
                                                               Chief Executive Officer
                                                               (August 1991-December
                                                               1995) of Phoenix
                                                               Newspapers, Inc.
Clay T. Whitehead (64)            Trustee        since 1996    President (since 1983) of        91       Director (since
P.O. Box 8090                                                  National Exchange Inc.                    2000) of First
McLean, VA 22106-8090                                          (new business development                 Financial Fund, Inc.
                                                               firm).                                    and Director (since
                                                                                                         2000) of The High
                                                                                                         Yield Plus Fund, Inc.




                               Interested Trustees



                                                                                            Number of
                                                   Term of                                Portfolios in
                                 Position       Office*** and  Principal Occupations       Fund Complex   Other Directorships
                                 with the         Length of    During Past Five Years      Overseen by        Held by the
Name, Address** and Age            Fund          Time Served                                 Trustee          Trustee****
*Robert F. Gunia (55)         Vice President     since 1996    Executive Vice President        112        Vice President and
                                and Trustee                    and Chief Administrative                   Director (since May
                                                               Officer (since June 1999)                   1989) of The Asia
                                                               of PI; Executive Vice                      Pacific Fund, Inc.
                                                               President and Treasurer
                                                               (since January 1996) of
                                                               PI; President (since
                                                               April 1999) of Prudential
                                                               Investment Management
                                                               Services LLC (PIMS);
                                                               Corporate Vice President
                                                               (since September 1997) of
                                                               The Prudential Insurance
                                                               Company of America
                                                               (Prudential); formerly
                                                               Senior Vice President

                                                               (March 1987-May 1999) of
                                                               Prudential Securities;
                                                               formerly Chief
                                                               Administrative Officer
                                                               (July 1989-September
                                                               1996), Director (January
                                                               1989-December 1996), and
                                                               Executive Vice President,
                                                               Treasurer and Chief
                                                               Financial Officer
                                                               (June 1987-December 1996)
                                                               of PMF; Vice President
                                                               and Director (since May
                                                               1992) of
                                                               Nicholas-Applegate Fund,
                                                               Inc.
*David R. Odenath, Jr. (45)      President       since 1999    President, Chief                115
                                and Trustee                    Executive Officer and
                                                               Chief Operating
                                                               Officer (since
                                                               June 1999) of PI;
                                                               Senior Vice
                                                               President (since
                                                               June 1999) of
                                                               Prudential;
                                                               formerly Senior
                                                               Vice President
                                                               (August 1993-May
                                                               1999) of
                                                               PaineWebber
                                                               Group, Inc.
*Judy A. Rice (54)            Vice President     since 2000    Executive Vice President        111
                                and Trustee                    (since 1999) of PI;
                                                               formerly various
                                                               positions to
                                                               Senior Vice
                                                               President
                                                               (1992-1999),
                                                               Prudential
                                                               Securities; and
                                                               various positions
                                                               to Managing
                                                               Director
                                                               (1975-1992) of
                                                               Salomon Smith
                                                               Barney; Member of
                                                               Board of
                                                               Governors of the
                                                               Money Management
                                                               Institute; Member
                                                               of the Prudential
                                                               Securities
                                                               Operating Council
                                                               and a Member of
                                                               the Board of
                                                               Directors for the
                                                               National
                                                               Association for
                                                               Variable
                                                               Annuities.



Information pertaining to the Officers of the Company who are not also Trustees is set forth below.

                                    Officers



                                                   Term of
                                  Position      Office*** and
                                  with the        Length of    Principal Occupations
Name Address** and Age              Fund         Time Served   During Past Five Years
Grace C. Torres (43)           Treasurer and     since 1998    Senior Vice President (since January 2000) of PI; formerly
                                 Principal                     First Vice President (December 1996-January 2000) of PI and
                               Financial and                   First Vice President (March 1993-1999) of Prudential
                                 Accounting                    Securities.
Marguerite E.H. Morrison (46)    Assistant       since 2002    Vice President and Chief Legal Officer--Mutual Funds and Unit
                                 Secretary                     Investment Trusts (since August 2000) of Prudential; Senior
                                                               Vice President
                                                               and Assistant
                                                               Secretary (since
                                                               February

                                                               2001) of PI; Vice President and Assistant Secretary of PIMS
                                                               (since October 2001), previously Vice President and Associate
                                                               General Counsel (December 1996-February 2001) of PI and
                                                               Vice President and Associate General Counsel (September
                                                               1987-September 1996) of Prudential Securities.

Maria G. Master (32)             Secretary       since 2002    Vice President and Corporate Counsel (since August 2001) of
                                                               Prudential; formerly Financial/Economic Analyst with the
                                                               Federal Reserve Bank of New York (April 1999-July 2001);
                                                               Associate Attorney of Swidler Berlin Shereff Friedman LLP
                                                               (March 1997-April 1999) and Associate Attorney of Riker,
                                                               Danzig, Scherer, Hyland & Perretti LLP (August 1995-March
                                                               1997).
Maryanne Ryan (38)               Anti-Money      since 2002    Vice President, Prudential (since November 1998); First Vice
                                 Laundering                    President of Prudential Securities (March 1997-May 1998).
                                 Compliance
                                  Officer



* "Interested" Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Investment Adviser (Jennison Associates LLC) or the Distributor (Prudential Investment Services LLC).

** Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as a Trustee and/or Officer.

**** This column includes only Trusteeships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Investment Adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

Trustees and Officers of the Fund are also trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees.


                            Standing Board Committees

The Board of Trustees (the Board) has established two standing committees in connection with governance of the Fund--Audit and Nominating.

The Audit Committee consists of all of the Independent Trustees. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended October 31, 2002.

The Nominating Committee consists of all of the Independent Trustees. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and also recommends to the Board Independent Trustees to be selected for membership on Board Committees.

The Nominating Committee reviews each Trustee's investment in the Fund, matters relating to Trustee compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended October 31, 2002.

In addition to the two standing Committees of the Fund, the Board of Trustees has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Trustees. The following Independent Trustees of the Fund serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and Company management on issues that affect more than one fund; serving as a liaison between the Boards of Trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.

The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.

Independent Trustees may defer receipt of their Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended October 31, 2002 and the aggregate compensation paid to the Independent Trustees for service on the Fund's Board and the boards of any other investment company in the Fund Complex for the calendar year ended December 31, 2001.



                               Compensation Table



                                                                                              Total Compensation
                                                             Aggregate                        From Fund and Fund
                                                           Compensation                        Complex Paid to
Name and Position                                            From Fund                       Independent Trustees
Saul K. Fenster                                               $1,983                          $110,332 (21/62)*
Delayne Dedrick Gold                                          $1,900                          $173,000 (40/73)*
Douglas H. McCorkindale**                                     $1,900                          $110,000 (23/64)*
W. Scott McDonald, Jr.**                                      $1,900                          $115,000 (21/62)*
Thomas T. Mooney**                                            $1,900                          $164,000 (36/90)*
Stephen P. Munn                                               $1,917                          $114,000 (28/54)*
Richard A. Redeker                                            $1,900                          $110,000 (28/54)*
Robin B. Smith**                                              $1,983                          $114,500 (27/47)*
Louis A. Weil, III                                            $1,900                          $113,667 (28/54)*
Clay T. Whitehead                                             $2,100                          $173,000 (35/83)*



* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Trustees, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2001, total value of deferred compensation for the calendar year amounted to approximately $ 91,273, $115,056, $148,850 and $80,106 for Messrs. McCorkindale, McDonald and Mooney and Ms. Smith, respectively.

Interested Trustees do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Trustee and, on an aggregate basis, in all registered investment companies overseen by the Trustee in the Fund Complex as of December 31, 2001.



                          Trustee Share Ownership Table

                              Independent Trustees



                                                                                          Aggregate Dollar Range of
                                                                                           Equity Securities in All
                                                          Dollar Range of                   Registered Investment
                                                       Equity Securities in                 Companies Overseen By
                  Name of Trustee                            the Fund                      Trustee in Fund Complex
Saul K. Fenster                                           $10,001-$50,000                      $50,001-$100,000
Delayne Dedrick Gold                                      $10,001-$50,000                       Over $100,000
Douglas H. McCorkindale                                     $1-$10,000                          Over $100,000
W. Scott McDonald, Jr.                                          --                              Over $100,000
Thomas T. Mooney                                          $10,001-$50,000                       Over $100,000
Stephen P. Munn                                             $1-$10,000                          Over $100,000
Richard A. Redeker                                              --                              Over $100,000
Robin B. Smith                                            $10,001-$50,000                       Over $100,000
Louis A. Weil, III                                              --                              Over $100,000
Clay T. Whitehead                                               --                             $50,001-$100,000



                             Interested Trustees



                                                                                          Aggregate Dollar Range of
                                                                                           Equity Securities in All
                                                          Dollar Range of                   Registered Investment
                                                       Equity Securities in                 Companies Overseen By
Name of Trustee                                              the Fund                      Trustee in Fund Complex
Robert F. Gunia                                                 --                              Over $100,000
David R. Odenath, Jr.                                           --                              Over $100,000
Judy A. Rice                                                    --                              Over $100,000



The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Trustee, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                                            Name of Owners and                        Title of     Value of      Percent of
Name of Trustee                          Relationships to Trustee         Company       Class     Securities        Class
Saul K. Fenster                                     --                      --           --           --             --
Delayne Dedrick Gold                                --                      --           --           --             --
Douglas H. McCorkindale                             --                      --           --           --             --
W. Scott McDonald, Jr.                              --                      --           --           --             --
Thomas T. Mooney                                    --                      --           --           --             --
Stephen P. Munn                                     --                      --           --           --             --
Richard A. Redeker                                  --                      --           --           --             --
Robin B. Smith                                      --                      --           --           --             --
Louis A. Weil, III                                  --                      --           --           --             --
Clay T. Whitehead                                   --                      --           --           --             --



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of December 13, 2002, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

      As of December 13, 2002, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were as follows:.



                                                                                                        Number of Shares/
Name                                                              Address                    Class         % of Class
Fidelity Investments Institution                       100 Magellan Way KW1C                   Z         167,072/(6.48%)
Operations Company, Inc.                               Covington, KY 41015
(FIIO as Agent For Certain Employee)

Prudential Retirement Services                         P.O. Box 15040                           Z       960,500/(37.25%)
Nominee For Trustee Plan W68700                        New Brunswick, NJ 08906
Prudential Securities Incorporation

Prudential Retirement Services                         P.O. Box 9999                            Z       149,428/(5.79%)
Administrator For Plan S300047                         Scranton, PA 18507
Pinnacle Health System

Prudential Retirement Services                         P.O. Box 15040                           Z       226,638/(8.79%)
Nominee For Trustee Plan 5703                          New Brunswick, NJ 08906
Global Imaging Systems Inc 401K

Prudential Retirement Services                         30 Ed Preate Dr.                         Z       232,912/(9.03%)
Nominee For Trustee Plan 300127                        Scranton, PA 18507
Health First Phys. of Ark.



      As of December 13, 2002, Prudential Securities was the record holder for the beneficial owners of 24,133,718 Class A shares of the Fund (approximately 56.57% of outstanding shares of such class); 8,693,852 Class B shares of the Fund (approximately 45.73 % of outstanding shares of such class); 744,658 Class C shares of the Fund (approximately 41.07 % of outstanding shares of such class); 2,376,136 Class Z shares of the Fund (approximately 92.14% of outstanding shares of such class). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser


      The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion.


      PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.

      PI will review the performance of all subadvisers and make recommendations to the Trustees with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

      For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of average daily net assets between $500 million and $1 billion, .475 of 1% of average daily net assets between $1 billion and $1.5 billion and .45 of 1% of average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly.

      In connection with its management of the business affairs of the Fund, PI bears the following expenses:

      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or any of the Fund's investment advisers;

      (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


      (c) the costs and expenses payable to each of the investment advisers pursuant to any subadvisory agreement between PI and each such investment adviser.


      Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment advisers, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying filing fees under state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.



      The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.


      For the fiscal years ended October 31, 2002, 2001 and 2000, PI received management fees of $5,938,013, $7,140,193 and $7,960,211, respectively.



      For the fiscal year ended October 31, 2002, PI maintained a subadvisory agreement (each, a Subadvisory Agreement) with each of Jennison Associates LLC (Jennison), Deutsche Asset Management, Inc. (DAMI) and Victory Capital Management Inc. (formerly known as Key Asset Management Inc.) (VCM). Under their respective Subadvisory Agreements, Jennison, DAMI and VCM each provided day-to-day management of a portion of the Fund's assets. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. (PIM), which in turn is a subsidiary of Prudential. Effective February 16, 2001 until December 2002, Jennison managed approximately 50% of the Fund's assets. DAMI, a wholly-owned subsidiary of Deutsche Bank AG, is the successor organization to Morgan, Grenfell, Inc. and managed approximately 25% of the Fund's assets. VCM, a subsidiary of KeyCorp, also managed approximately 25% of the Fund's assets. Beginning December 13, 2002, Jennison was allocated advisory responsibility for 100% of the Fund's assets.

      Under their respective Subadvisory Agreements, DAMI and VCM furnished, and Jennison continues to furnish, investment advisory services in connection with the management of a portion of the assets of the Fund. In connection therewith, each investment adviser is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each investment adviser's performance of such services. With respect to the assets it manages, Jennison is paid by PI at an annual rate of .30 of 1% of the average daily net assets under its management up to $500 million, .238 of 1% of such average daily net assets between $500 million and $1 billion, .214 of 1% of such average daily net assets between $1 billion and $1.5 billion and .191 of 1% of such average daily net assets in excess of $1.5 billion. With respect to the assets each managed, DAMI and VCM were paid by PI at an annual rate of .29 of 1% of the average daily net assets under their management up to $50 million, .23 of 1% of such average daily net assets between $50 million and $300 million, and .15 of 1% of such average daily net assets in excess of $300 million. For purposes of computing these fees, PI aggregated with the Fund's assets under their management the assets of other Prudential mutual funds, or portfolios thereof, subadvised by DAMI and VCM, respectively.

      For the fiscal year ended October 31, 2000, PIM, which served as investment adviser to the Fund until September 7, 2000, received $2,546,677 from PI for its services (for which it was paid, beginning January 1, 2000, at the same annual rate at which Jennison currently is paid). Prior to January 1, 2000, PIM was paid its reasonable costs and expenses for serving as investment adviser. For the fiscal year ended October 31, 2000, Jennison received $540,216 from PI for its services. For the fiscal year ended October 31, 2001, Jennison, DAMI and VCM received $2,457,945, $431,851 and $428,509, respectively, from PI for their services to the Fund. For the fiscal year ended October 31, 2002, Jennison, DAMI and VCM received $1,683,177, $489,920 and $501,864, respectively, from PI for their services to the Fund.

     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. A Subadvisory Agreement may be terminated by PI or the applicable investment adviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement also provides that it will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Under each Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers and futures commission merchants who provide to the investment adviser certain investment research, economic analysis, statistical and quotation services of value in advising the Fund and other advisory clients. Finally, as discussed in the prospectus, PI employs each investment adviser under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.

Matters Considered by the Board

      The Management and Subadvisory Agreements (the Agreements) were last approved by the Trustees, including all of the Independent Trustees on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements to the Fund and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

      With respect to the nature and quality of the services provided by the Manager and investment advisers, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment advisers.

      With respect to the overall fairness of the Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment advisers and their affiliates from their association with the Fund. The Board reviewed information from independent data services about the rates of compensation paid to the investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment advisers. In concluding that the direct and indirect benefits accruing to the Manager, the investment advisers and their affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment advisers' profit or loss on the Fund and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment advisers discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor the investment advisers use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of the Board approval of mutual fund advisory agreements.



Principal Underwriter, Distributor and Rule 12b-1 Plans

      Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a Distribution Agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

      The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

      Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 2003 and contractually limited its distribution and service (12b-1) fees for the fiscal year ended October 31, 2002 to .25 of 1% of the average daily net assets of the Class A shares.

      For the fiscal year ended October 31, 2002, the Distributor received payments of $1,644,430 under the Class A Plan and spent approximately $1,391,205 in distributing the Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2002, the Distributor also received approximately $208,800 in initial sales charges.

      Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.

     Class B Plan. For the fiscal year ended October 31, 2002, the Distributor received $3,471,146 from the Fund under the Class B Plan and spent approximately $1,896,100 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 0.5% ($8,600) was spent on printing and mailing of prospectuses to other than current shareholders; 38.6% ($733,400) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 60.9% ($1,154,100) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (46.2% or $876,100) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (14.7% or $278,000). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2002, the Distributor received approximately $429,400 in contingent deferred sales charges attributable to Class B shares.

     Class C Plan. For the fiscal year ended October 31, 2002, the Distributor received $290,713 under the Class C Plan and spent approximately $258,600 in distributing Class C shares. It is estimated that of the latter amount, approximately 0.3% ($700) was spent on printing and mailing of prospectuses to other than current shareholders: 0.9% ($2,500) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 98.8% ($255,400) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (93.5% or $241,700) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (5.3% or $13,700).

     The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2002, the Distributor received approximately $7,800 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended October 31, 2002, the Distributor also received approximately $10,900 in initial sales charges attributable to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     Fee Waivers/Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

     NASD Maximum Sales Charge Rule. Pursuant to rules of the National Association of Securities Dealers Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Code of Ethics

     The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, PI, Jennison, DAMI, VCM and PIMS have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such subadvisory personnel from making investments during periods when the respective subadviser is making such investments on behalf of the Fund. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the investment adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which the affiliated broker acts in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

      In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

      When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

      The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

      When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliate of an investment adviser or Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

      The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three years ended October 31, 2002.

                                                                                   Fiscal Year Ended October 31,
                                                                         --------------------------------------------------
                                                                              2002              2001               2000
                                                                         -------------     -------------      -------------
Total brokerage commissions paid by the Fund                             $   3,220,355     $   4,557,543      $   4,721,828
Total brokerage commissions paid to Prudential Securities                $           0     $       5,826      $     121,045
Percentage of total brokerage commissions paid to Prudential
   Securities                                                                        0%              0.1%               2.6%

     The Fund effected approximately 0% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended October 31, 2002. Of the total brokerage commissions paid during that period, $921,264 (or 28.61%) were paid to firms which provided research, statistical or other services to the investment advisers. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at October 31, 2002. As of October 31, 2002, the Fund held equity securities of the following:

     Bank Of America Corp.                            $   16,326,220
     Citigroup, Inc.                                  $   28,898,595
     Lehman Brothers, Inc.                            $   16,156,791
     Goldman Sachs & Co.                              $    8,226,840
     J.P. Morgan Chase                                $    2,722,400
     Merrill Lynch & Co., Inc.                        $    2,486,863
     Morgan Stanley Dean Witter & Co.                 $    1,175,384

                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.


      Shares of the Fund, when issued against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


      The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

      The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund beyond the amount of their investment in the Fund. The Declaration of Trust of the Fund provides that shareholders will not be subject to any personal liability for acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund will contain a provision to the effect that shareholders are not individually bound thereunder.

      Massachusetts counsel for the Fund have advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

      Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Trustees do not intend to authorize additional series at the present time.

      The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


      Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.


      Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Value Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


      If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Value Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $1,000.


Issuance of Fund Shares for Securities

      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by PI.

Specimen Price Make-up


      Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum initial sales charge of 5%, Class C* shares are sold with a 1% initial sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at October 31, 2002, the maximum offering price of the Fund's shares is as follows:




       Class A
       Net asset value and redemption price per Class A share* ...................  $12.17

       Maximum initial sales charge (5% of offering price) .......................     .64

       Maximum offering price to public ..........................................  $12.81

       Class B
       Net asset value, redemption price and offering price per Class B share* ...  $12.02

       Class C
       Net asset value and redemption price per Class C share* ...................  $12.02

       Initial sales charge (1% of offering price) ...............................     .12

       Offering price to public ..................................................  $12.14

       Class Z
       Net asset value, redemption price and offering price per Class Z share ....  $12.21

--------------------------------------------------------------------------------
            *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may, in certain circumstances, be subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

      The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to 0% over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


      If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

      If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


      If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

      Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


      Purchase of $1 Million or More of Class A Shares. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.


      Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

     .    officers of the Prudential mutual funds (including the Fund),
     . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,
     . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,
     . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
     .    members of the Board of Directors of Prudential,
     . real estate brokers, agents and employees of real estate brokerage companies affiliated with The

      Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

     . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,
     . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

     . investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

     . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and
     . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g., mutual fund "supermarket" programs).
     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     .    an individual
     .    the individual's spouse, their children and their parents

     .    the individual's and spouse's IRA

     . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)
     . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children
     . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse
     . one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

      Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

      For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

      A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

      The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

      The offering price of Class C shares is the next determined NAV plus a 1% initial sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

      Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

      Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

      Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

Class Z Shares

      Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services
      . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

      . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option,
      . current and former Director/Trustees of the Prudential mutual funds (including the Fund), or
      .   Prudential, with an investment of $10 million or more.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

      Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

      The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

      You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

      If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

      If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

      Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

      Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

      Redemption in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

      Involuntary Redemption. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account value is less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

      90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

      Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

      The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     Contingent Deferred Sales
                                                       Charge as a Percentage
                Year Since Purchase                    of Dollars Invested or
                    Payment Made                         Redemption Proceeds
-----------------------------------------------          -------------------
            First .................................              5.0%
            Second ................................              4.0%
            Third .................................              3.0%
            Fourth ................................              2.0%
            Fifth .................................              1.0%
            Sixth .................................              1.0%
            Seventh ...............................              None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

      Waiver of Contingent Deferred Sales Charge - Class A Shares. The CDSC will be waived for all investors other than those who purchased $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential.

      Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

      In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.




      You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

      In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                    Required Documentation

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be     A copy of the Social Security
considered disabled if he or she is   Administration award letter or a letter
unable to engage in any substantial   from a physician on the physician's
gainful activity by reason of any     letterhead stating that the shareholder
medically determinable physical or    (or, in the case of a trust, the grantor
mental impairment which can be        (a copy of the trust agreement identifying
expected to result in death or to     the grantor will be required as well)) is
be of long-continued and indefinite   permanently disabled. The letter must also
duration.                             indicate the date of disability.

Distribution from an IRA or 403(b)    A copy of the distribution form from the
Custodial Account                     custodial firm indicating (i) the date of
                                      birth of the shareholder and (ii) that the shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan     A letter signed by the plan
                                      administrator/trustee indicating the
                                      reason for the distribution.

Excess Contributions                  A letter from the shareholder (for an IRA)
                                      or the plan administrator/trustee on
                                      company letterhead indicating the amount of the excess and whether or not taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

      The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                           Contingent Deferred Sales Charge
                                          as a Percentage of Dollars Invested
                                                or Redemption Proceeds
Year Since Purchase                    -----------------------------------------
   Payment Made                        $500,001 to $1 million    Over $1 million
----------------------------------     ----------------------    ---------------
First                                            3.0%                   2.0%
Second                                           2.0%                   1.0%
Third                                            1.0%                     0%
Fourth and thereafter                              0%                     0%

      You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

Waiver of Contingent Deferred Sales Charge--Class C Shares

      Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

      The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

      If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, Pennsylvania 19101.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

      Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

      The following money market funds participate in the Class A exchange privilege:

            Prudential California Municipal Fund
               (California Money Market Series)
            Prudential Government Securities Trust
               (Money Market Series)
               (U.S. Treasury Money Market Series)
            Prudential Municipal Series Fund
               (New Jersey Money Market Series)
               (New York Money Market Series)
            Prudential MoneyMart Assets, Inc. (Class A shares)
            Prudential Tax-Free Money Fund, Inc.

      Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

      Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

      Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

      Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege. Please note that the special exchange privilege for shareholders who qualify to purchase Class A shares at NAV will be discontinued effective June 16, 2003.

      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

      The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential mutual funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

      Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university./1/

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

Period of
Monthly Investments:                          $100,000      $150,000   $200,000   $250,000
-----------------------------------------     --------      --------   --------   --------
25 Years ................................     $    105      $    158   $    210   $    263
20 Years ................................          170           255        340        424
15 Years ................................          289           438        578        722
10 Years ................................          547           820      1,093      1,366
5 Years .................................        1,361         2,041      2,721      3,402
See "Automatic Investment Plan." ........

------------
/1/ Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

/2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

      A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

      In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

      The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

      Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

      Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding/1/

Contributions                                  Personal
Made Over:                                     Savings                    IRA
-------------------                           ---------                ---------
10 years                                      $  26,165                $  31,291
15 years                                         44,675                   58,649
20 years                                         68,109                   98,846
25 years                                         97,780                  157,909
30 years                                        135,346                  244,692

-------------
/1/ The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

      From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

      The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at 4:00 p.m. New York time at the close of regular trading on the NYSE, usually 4:00 p.m., New York time, after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board of Trustees) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Trustees in consultation with the investment adviser or Manager, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on dispositions of he securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the investment adviser or Manager regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Manager or investment adviser, does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. As of October 31, 2002, the Fund had a capital loss carryforward for tax purposes of approximately $84,270,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

     In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Long-term capital gains are taxed at different rates depending on (i) the shareholder's income tax bracket; (ii) whether the securities were held by the Fund for more than five years; and (iii) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses, recognize gain, or cause gain to be treated as short-term capital gain and taxed at ordinary income rates rather than long-term capital gain rates. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the distribution requirement referred to above.

     Certain futures contracts and options thereon, foreign currency forward contracts and most options on stock indices (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will generally be treated as long-term capital gain or loss. Any gain or loss arising from deemed or actual sales of foreign currency forward contracts will be treated as ordinary income or loss. Any net marked to market gains may be subject to distribution requirements referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the deposition of portfolio securities or borrowing to obtain the necessary cash.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, foreign currency forward contracts, options, and futures contracts entered into by the Fund may create straddles for federal income tax purposes. Positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain with respect to offsetting positions held by the Fund.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized may be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.



      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

      Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, a foreign corporation or a foreign entity (a foreign shareholder) are generally subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless, in general, the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.

      Shareholders electing to receive dividends and capital gain distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Any gain or loss realized upon the sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss.

      Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

      The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect in any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. Any loss will be recognized on PFIC stock to the extent of previously recognized mark to market gains. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, it is unlikely that the Fund will be able to make such an election.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing through" to its shareholders any foreign income taxes paid for purposes of determining such shareholders foreign tax credit.

     Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                             PERFORMANCE INFORMATION

     Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                P(1 + T) /n/ = ERV


Where:
           P = hypothetical initial payment of $1000.
           T = average annual total return.
           n = number of years.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


     Below are the average annual total returns for the Fund's share classes for the periods ended October 31, 2002.

                                          1 Year  -    5 Years -    10 Years -    Since Inception-
                                        -----------  ------------ -------------  ------------------
Class A .............................     -20.73%       -1.82%         8.45%     8.93%   (1-22-90)
Class B .............................     -20.99        -1.67          8.19      8.26    (1-22-87)
Class C .............................     -18.79        -1.75           N/A      6.55     (8-1-94)
Class Z .............................     -16.34        -0.55           N/A      6.12     (3-1-96)

     Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption).

     Average annual total return (after taxes on distributions and after taxes on distributions and redemption) is computed according to the following formula:


                             P(1 + T)/n/ = ATV\\D or DR\\

Where:
           P = a hypothetical initial payment of $1,000.
           T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
           n = number of years.
           ATV\\D or DR\\

              ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.
              ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.


     Average annual total return (after taxes on distributions and after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended October 31, 2002.

                                 1 Year          5 Years        10 Years         Since Inception
                                 ------         ---------      -----------    ---------------------
Class A .....................    -22.30%         -4.05%           5.91%        6.57%     (1-22-90)
Class B .....................    -22.45          -3.70            5.92         6.35      (1-22-87)
Class C .....................    -20.24          -3.76             N/A         4.31       (8-1-94)
Class Z .....................    -18.08          -2.89             N/A         3.71       (3-1-96)

     Below are the average annual total returns (after taxes on distributions and redemption) for the periods ended October 31, 2002:

                                1 Year         5 Years          10 Years       Since Inception
                               ---------      --------         ----------      ---------------
Class A .....................   -10.81%         -1.49%            6.33%       6.78 %   (1-22-90)
Class B .....................   -10.87          -1.25             6.29        6.44     (1-22-87)
Class C .....................   - 9.54          -1.31              N/A        4.98      (8-1-94)
Class Z .....................   - 8.01          -0.53              N/A        4.67      (3-1-96)


     Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV--P
                                     -------
                                        P


Where:
           P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).


     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     Below are the aggregate total returns for the Fund's share classes for the periods ended October 31, 2002.

                                1 Year           5 Years        10 Years            Since Inception
                               ---------        ---------      ----------        ---------------------
Class A .....................  -  16.56%         -3.97%          136.86%         213.83%     (1-22-90)
Class B .....................  -  17.21          -7.52           119.62          249.73      (1-22-87)
Class C .....................  -  17.21          -7.52              N/A           70.53       (8-1-94)
Class Z .....................  -  16.34          -2.73              N/A           48.60       (3-1-96)

     Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/

                                     [CHART]

                          ----------------------------
                          Performance
                          Comparison of Different
                          Types of Investments
                          Over the Long Term
                          (12/31/1926-12/31/2001)
                          ----------------------------
                          Common Stocks          10.7%
                          Long-Term Gov't. Bonds  5.3%
                          Inflation               3.1%

     /1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended October 31, 2002, incorporated in this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-4864), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                  APPENDIX I -- DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC.


Debt Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       . Leading market positions in well-established industries.
       . High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S RATINGS SERVICES


Long-Term Issue Credit Ratings

      AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

Commercial Paper Ratings

      A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS


International Long-Term Credit Ratings

      AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

Short-Term Debt Ratings

      F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      The following chart shows the long-term performance of various asset classes and the rate of inflation.

                Each Investment Provides a Different Opportunity

Value of $1.00 invested on
1/1/1926 through 12/31/2001

2001

Small Stocks $7,860.05

Common Stocks $2,279.13

Long-Term Bonds $50.66

Treasury Bills $17.20

Inflation $9.87

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

YEAR                      1991     1992   1993    1994    1995     1996    1997    1998     1999     2000       2001
U.S. Government
Treasury Bonds/1/         15.3%    7.2%   10.7%  (3.4)%   18.4%    2.7%    9.6%    10.0%   (2.56)%   13.52%     7.23%

U.S. Government
Mortgage
Securities/2/             15.7%    7.0%    6.8%  (1.6)%   16.8%    5.4%    9.5%     7.0%    1.86%    11.16%     8.22%

U.S. Investment Grade
Corporate bonds/3/        18.5%    8.7%   12.2%  (3.9)%   22.3%    3.3%   10.2%     8.6%   (1.96)%    9.39%    10.40%

U.S. High Yield
Bonds/4/                  46.2%   15.8%   17.1%  (1.0)%   19.2%   11.4%   12.8%     1.6%    2.39%    (5.86)%    5.28%

World Government
Bonds/5/                  16.2%    4.8%   15.1%   6.0%    19.6%    4.1%   (4.3)%    5.3%   (5.07)%   (2.63)%   (3.54)%
========================================================================================================================
Difference between
highest and lowest
returns percent           30.9    11.0    10.3     9.9     5.5     8.7    17.1      8.4      7.46    19.38     13.94

__________
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.

            Average Annual Total Returns of Major World Stock Markets
                   (12/31/1985-12/31/2001) (in U.S. dollars)


                                   [GRAPHIC]

                          Sweden            15.51%
                          Spain             15.26%
                          Hong Kong         14.96%
                          Netherland        14.03%
                          Belgium           13.78%
                          France            13.20%
                          USA               13.14%
                          U.K.              12.28%
                          Switzerland       12.21%
                          Europe            11.92%
                          Denmark           11.88%
                          Australia          9.54%
                          Germany            8.63%
                          Canada             8.45%
                          Italy              7.70%
                          Norway             6.82%
                          Australia          4.95%
                          Japan              3.84%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [GRAPHIC]

               Capital
             Appreciation               Capital
           and Reinvesting           Appreciation
              Dividends                  only
              ---------                  ----
1976         $ 10,000.00             $ 10,000.00
             $  9,255.00             $  9,159.00
             $  9,561.34             $  9,350.42
             $  9,294.58             $  8,982.95
             $  9,284.36             $  8,850.00
             $  8,826.64             $  8,302.19
             $  9,577.78             $  8,889.98
             $ 10,408.20             $  9,542.51
             $  9,895.05             $  8,944.19
             $ 10,596.60             $  9,454.01
             $ 10,885.90             $  9,576.91
             $ 11,718.70             $ 10,173.60
             $ 11,735.10             $ 10,045.40
             $ 11,251.60             $  9,500.91
             $ 12,769.40             $ 10,631.50
             $ 14,202.20             $ 11,675.50
1980         $ 15,550.00             $ 12,634.10
             $ 15,764.50             $ 12,656.80
             $ 15,402.00             $ 12,211.30
             $ 13,826.30             $ 10,811.90
             $ 14,784.50             $ 11,404.40
             $ 13,703.80             $ 10,419.00
             $ 13,627.00             $ 10,200.20
             $ 15,196.80             $ 11,206.00
             $ 17,970.30             $ 13,087.50
             $ 19,770.90             $ 14,234.00
             $ 21,965.50             $ 15,643.10
             $ 21,936.90             $ 15,453.80
             $ 22,024.70             $ 15,347.20
             $ 21,496.10             $ 14,811.60
             $ 20,943.60             $ 14,253.20
             $ 22,973.00             $ 15,454.70
1984         $ 23,404.90             $ 15,561.40
             $ 25,553.50             $ 16,809.40
             $ 27,426.60             $ 17,849.90
             $ 26,304.80             $ 16,941.30
             $ 30,829.30             $ 19,658.70
             $ 35,176.20             $ 22,228.10
             $ 37,248.10             $ 23,339.50
             $ 34,648.20             $ 21,523.70
             $ 36,578.10             $ 22,533.20
             $ 44,387.50             $ 27,141.20
             $ 46,615.70             $ 28,286.50
             $ 49,692.40             $ 29,947.00
             $ 38,496.70             $ 22,990.30
             $ 40,683.30             $ 24,089.20
             $ 43,384.70             $ 25,447.90
             $ 43,532.20             $ 25,300.30
1988         $ 44,872.90             $ 25,841.70
             $ 48,054.40             $ 27,438.70
             $ 52,288.00             $ 29,589.90
             $ 57,877.60             $ 32,489.70
             $ 59,064.10             $ 32,886.10
             $ 57,286.30             $ 31,633.10
             $ 60,883.90             $ 33,316.00
             $ 52,524.50             $ 28,478.50
             $ 57,225.50             $ 30,728.30
             $ 65,523.20             $ 34,916.60
             $ 65,365.90             $ 34,539.50
             $ 68,856.40             $ 36,093.80
             $ 74,619.70             $ 38,815.20
             $ 72,739.30             $ 37,569.30
             $ 74,121.40             $ 37,982.50
             $ 76,456.20             $ 38,882.70
1992         $ 80,294.30             $ 40,550.80
             $ 83,795.10             $ 42,034.90
             $ 84,197.30             $ 41,929.90
             $ 86,369.60             $ 42,709.80
             $ 88,373.40             $ 43,410.20
             $ 85,024.00             $ 41,482.80
             $ 85,381.10             $ 41,345.90
             $ 89,547.70             $ 43,061.70
             $ 89,529.80             $ 42,743.10
             $ 98,241.10             $ 46,602.80
             $107,603.00             $ 50,703.80
             $116,147.00             $ 54,395.10
             $123,139.00             $ 57,327.00
             $129,752.00             $ 60,078.70
             $135,565.00             $ 62,415.70
             $139,754.00             $ 63,969.90
1996         $151,395.00             $ 68,940.30
             $155,468.00             $ 70,463.90
             $182,581.00             $ 82,379.40
             $196,257.00             $ 88,162.40
             $201,889.00             $ 90,313.60
             $230,032.00             $102,533.00
             $237,670.00             $105,517.00
             $214,093.00             $ 94,648.50
             $259,652.00             $114,402.00
             $272,582.00             $119,721.00
             $291,772.00             $127,755.00
             $273,595.00             $119,374.00
             $314,278.00             $136,731.00
             $321,475.00             $139,465.00
             $312,924.00             $135,379.00
             $309,889.00             $133,700.00
             $285,655.00             $122,884.00
             $251,805.00             $108,003.00
             $266,536.00             $113,965.00
             $227,435.00             $ 96,881.20
2001         $251,725.00             $106,850.00

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

               --------------------------------------------------

     World Stock Market Capitalization by Region World Total: $15.9 Trillion

Canada           3.0%
U.S.            45.4%
Europe          33.2%
Pacific Basin   18.4%

---------

Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                     [CHART]

1926         3.5439
             3.165
             3.3994
             3.4048
             3.3041
             4.0725
             3.1515
             3.356
             2.9259
             2.7634
1936         2.5541
             2.7336
             2.5237
             2.2589
             1.9434
             2.0364
             4.0725
             2.4572
             2.4788
             2.4601
             1.9926
1946         2.1235
             2.4319
             2.3692
             2.091
             2.2412
             2.6875
             2.7876
             2.7356
             2.719
             2.9471
1956         3.4545
             3.233
             3.817
             4.471
             3.8031
             4.152
             3.9541
             4.1694
             4.2266
             4.5002
1966         4.5549
             5.5599
             5.9776
             6.867
             6.4761
             5.9662
             5.9937
             7.2562
             7.6026
             8.0467
1976         7.2087
             8.0293
             8.9772
            10.1151
            11.9872
            13.339
            11.9663
            11.701
             9.5579
1986         7.8891
             9.2043
             9.185
             8.1634
             8.4436
             7.3013
             7.2573
             6.5444
             7.9924
             6.028
1996         6.7253
             6.0228
             5.4235
             6.8208
             5.5805
2001         5.7509

---------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.

     (a) (1) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

         (2) Amended Certificate of Designation. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

     (b) Amended By-laws. Incorporated by reference to Exhibit (b) to Post Effective Amendment No. 22 (to the Registration Statement of Form N-1A filed via EDGAR on July 20, 2000 (File No. 33-9269).

     (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value. Incorporated by (reference to Exhibit 4(a) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

         (2) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1993 (File No. 33-9269).

     (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit (d)(1) to (Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on February 23, 2001 (File No. 33-9269).

         (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on February 23, 2001 (File No. 33-9269).

         (3) Subadvisory Agreement between Prudential Investments Fund Management LLC and Deutsche Asset Management, Inc. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on February 23, 2001 (File No. 33-9269).

         (4) Subadvisory Agreement between Prudential Investments Fund Management LLC and Key Asset Management Inc. Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on February 23, 2001 (File No. 33-9269).

     (e) (1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

         (2) Selected Dealer Agreement. Incorporated by reference to Exhibit
         (e)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

     (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to
         Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

         (2) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on January 20, 2000 (File No. 33-9269).

         (3) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed via EDGAR on July 31, 2001 (File No. 33-15166).


         (4) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166) filed via EDGAR on July 30, 2002.

     (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
         Exhibit 9 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

         (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on January 20, 2000 (File No. 33-9269).


     (i) Opinion and consent of Counsel. Incorporated by reference to Exhibit
         (j) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 2001 (File No. 33-9269).


     (j) Consent of independent accountants.*

     (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

         (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

         (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).


     (n) (1) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

         (2) Amended and Restated Rule 18f-3 Plan.*


     (p) (1) Fund's Amended Code of Ethics.*


         (2) Amended Personal Securities Trading Policy of Prudential. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of The Prudential Investment Portfolios, Inc. filed via EDGAR on October 17, 2002 (File No. 33-61997).

         (3) Jennison Associates LLC's Code of Ethics. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement of Prudential Natural Resources Fund, Inc. on Form N-1A filed via EDGAR on July 30, 2002 (File No. 33-15166).

         (4) Deutsche Asset Management, Inc.'s Amended Code of Ethics. Incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 2001 (File No. 33-9269).

         (5) Victory Capital Management Inc.'s Amended Code of Ethics. Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 2001 (File No. 33-9269).

      (q) Powers of Attorney. Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 2001 (File No. 33-9269).


---------
  *Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

    None.

Item 25. Indemnification.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article V, Sections 5.2 and 5.3 of the Declaration of Trust (Exhibit a(1) to the Registration Statement) and to Article X of the Fund's By-Laws

(Exhibit b to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

     Section 8 of the Management Agreement (Exhibit d(1) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibit d(2), (3) and
(4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Jennison Associates LLC, Deutsche Asset Management, Inc. and Victory Capital Management Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

     (a) Prudential Investments LLC (PI)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

      The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


Name and Address          Position with PI      Principal Occupations
-----------------------   --------------------  ----------------------------------------------------------
David R. Odenath, Jr.     Officer in Charge,    Officer in Charge, President, Chief Executive Officer
                          President, Chief        and Chief Operating Officer, PI; Senior Vice President,
                          Executive               The Prudential Insurance Company of America (Prudential)
                          Officer and Chief
                          Operating Officer
Kevin B. Osborn           Executive Vice        Executive Vice President, PI
                          President
Stephen Pelletier         Executive Vice        Executive Vice President, PI
                          President
Robert F. Gunia           Executive Vice        Executive Vice President and Chief Administrative
                          President               Officer, PI; Vice President, Prudential;
                          and Chief               President, Prudential Investment Management
                          Administrative          Services LLC (PIMS)
                          Officer
William V. Healey         Executive Vice        Executive Vice President, Chief Legal Officer and
                          President,              Secretary, PI; Vice President and Associate General
                          Chief Legal Officer     Counsel, Prudential; Senior Vice
                          and Secretary           President, Chief Legal Officer and Secretary, PIMS
Philip N. Russo           Executive Vice        Executive Vice President, Chief Financial Officer
                          President, Chief        and Treasurer, Director of Jennison
                          Financial Officer
                          and Treasurer
Judy A. Rice              Executive Vice        Executive Vice President, PI
                          President
Lynn M. Waldvogel         Executive Vice        Executive Vice President, PI
                          President



(b)  Jennison Associates LLC (Jennison)




      See "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed - Portfolio Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.



--------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------------------------------------
John H. Hobbs                                   Director, Chairman and Chief Executive Officer,
                                                     Jennison.  Director and Vice President, Prudential
                                                     Investment Management, Inc. ("PIM").  Director,
                                                     Prudential Trust Company
--------------------------------------------------------------------------------------------------------------
Spiros Segalas                                  Director, President and Chief Investment Officer,
                                                     Jennison
--------------------------------------------------------------------------------------------------------------
Michael A. Del Balso                            Director and Executive Vice President, Jennison
--------------------------------------------------------------------------------------------------------------
Karen E. Kohler                                 Director, Executive Vice President and Chief Compliance
                                                     Officer, Jennison
--------------------------------------------------------------------------------------------------------------
Kathleen A. McCarragher                         Director and Executive Vice President, Jennison
--------------------------------------------------------------------------------------------------------------
Mary-Jane Flaherty                              Director, Jennison.  Managing Director - Strategic
     Gateway Center Three, 15/th/ Floor              Initiatives, PIM.  Director and Vice President,
     100 Mulberry Street                             Prudential Asset Management Holding Company
     Newark, New Jersey  07102                       ("PAMHC")
--------------------------------------------------------------------------------------------------------------
Philip N. Russo                                 Director, Jennison.  Director and Vice President, PIM.
     Gateway Center Three, 15/th/ Floor              Director, PRICOA General Partner Limited
     100 Mulberry Street
     Newark, New Jersey  07102
--------------------------------------------------------------------------------------------------------------
Victor Y. Sim                                   Director, Jennison.  Vice President, The Prudential
     751 Broad Street, 17/th/ Floor               Insurance Company of America ("PICA")
     Newark, New Jersey  07102
--------------------------------------------------------------------------------------------------------------
John R. Strangfeld                              Director, Jennison.  Vice Chairman, Prudential
     199 Water Street                                Financial, Inc. ("PFI").  Director, Chairman and
     New York, New York  10292                       Chief Executive Officer, Prudential Securities
                                                     Group Inc.  Director, Chairman and Chief Executive
                                                     Officer, Prudential Securities Incorporated.
                                                     Director and President, PAMHC.  Director and
                                                     Chairman, PIM.  Executive Vice President, PICA.
                                                     Executive Vice President, Prudential Investment
                                                     Management Services LLC.  Director and Chairman,
                                                     PIM Global Financial Strategies, Inc.  President,
                                                     PGAM Finance Corporation.  Director and President,
                                                     Prudential Capital & Investment Services, LLC
--------------------------------------------------------------------------------------------------------------
Kevin C. Uebelein                               Director, Jennison.  Director, Chief Investment
     CIO Office, 6F                                  Officer, Senior Managing Executive Officer,
     4-4-1, Nihonbashi, Hongoku-cho                  Executive Officer, The Gibraltar Life Insurance
     Chuo-Ku, Tokyo, 103-0021, Japan                 Company, Ltd.  Senior Vice President, PIM.
                                                     Director, Prudential Holdings of Japan, Inc.
                                                     Director, Asian Infrastructure Mezzanine Capital
                                                     Fund
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------
Bernard B. Winograd                             Director, Jennison.  Senior Vice President, PFI.
     Gateway Center Three, 15/th/ Floor              Director, Chief Executive Officer and President,
     100 Mulberry Street                             PIM.  Director and Vice President, PAMHC.
     Newark, New Jersey  07102                       Director and Chairman, PIM Warehouse, Inc.
                                                     Director and Chairman, PIC Holdings Limited.
                                                     Director, Circle Housing Corporation.  Chief
                                                     Executive Officer and Trustee, 745 Property
                                                     Investments
----------------------------------------------------------------------------------------------------------


Item 27.  Principal Underwriters.

     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund,

Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following other investment companies:
Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below.


                                      Positions and                          Positions and
                                      Offices with                           Offices with
Name/(1)/                             Underwriter                            Registrant
----------------------------------    -------------------------------        -----------------------------
C. Edward Chaplin                     Executive Vice President and           None
751 Broad Street                      Treasurer
Newark, NJ 07102
John T. Doscher                       Senior Vice President and Chief        None
213 Washington St.                    Compliance Officer
Newark, NJ 07102
Margaret Deverell                     Senior Vice President and Chief        None
213 Washington Street                 Financial Officer
Newark, NJ 07102
Robert F. Gunia                       President                              Vice President and Director
William V. Healey                     Senior Vice President, Secretary       None
                                      and Chief Legal Officer
Stephen Pelletier                     Executive Vice President               None
Scott G. Sleyster                     Executive Vice President               None
71 Hanover Road
Florham Park, NJ 07932
John R. Strangfeld                    Executive Vice President               None
One Seaport Plaza
New York, NY 10292

------------

/(1)/ The address of each person named is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise noted.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Deutsche Asset Management, Inc., 280 Park Avenue, New York, New York 10017; Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and
(11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

     Other than as set forth under the captions "How the Fund is Managed--Manager," "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed - Portfolio Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

      Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 26th day of December, 2002.


                                   PRUDENTIAL VALUE FUND

                                   /s/ David R. Odenath, Jr.
                                   --------------------------------------------
                                   (David R. Odenath, Jr., President)

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                   Title                                 Date
                                   ----------------------------------  --------

*                                  Treasurer and Principal Financial
-------------------------------      and Accounting Officer
   Grace C. Torres

*                                  Trustee
-------------------------------
   Saul K. Fenster

*                                  Trustee
-------------------------------
   Delayne D. Gold

*                                  Trustee
-------------------------------
   Robert F. Gunia

*                                  Trustee
-------------------------------
   Douglas H. McCorkindale

*                                  Trustee
-------------------------------
   W. Scott McDonald, Jr.

*                                  Trustee
-------------------------------
   Thomas T. Mooney

*                                  Trustee
-------------------------------
   Stephen P. Munn

*                                  President and Trustee
-------------------------------

   David R. Odenath, Jr.

*                                                Trustee
------------------------------------------
   Richard A. Redeker

*                                                Trustee
------------------------------------------
   Judy A. Rice

*                                                Trustee
------------------------------------------
   Robin B. Smith

*                                                Trustee
------------------------------------------
   Louis A. Weil, III

*                                                Trustee
------------------------------------------
   Clay T. Whitehead


*By /s/ Marguerite E.H. Morrison                               December 27, 2002
------------------------------------------
   Marguerite E.H. Morrison
   Attorney-in-fact

                              PRUDENTIAL VALUE FUND

                                   EXHIBIT INDEX


Exhibit Number                            Description
--------------   ---------------------------------------------------------------
(j)              Consent of independent accountants.*

(n)(2)           Amended and Restated Rule 18f-3.*

(p)(1)           Fund's Amended Code of Ethics.*


_________
    *Filed herewith.